UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 22, 2013

InspireMD, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35731	26-2123838
(Commission file number)	(IRS employer identification number)

800 Bolyston Street, Suite 16041, Boston, MA	02199
(Address of principal executive offices)	(Zip code)

(857) 453-6553
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Rights Agreement

On October 22, 2013, the Board of Directors (the “Board”) of InspireMD, Inc. (the “Company”) adopted the Rights Agreement, dated as of October 22, 2013 (the “Rights Agreement”) between the Company and Action Stock Transfer Corporation, as Rights Agent, which is incorporated by reference herein by reference to Exhibit 1 of the Company’s Form 8-A Registration Statement filed with the Securities and Exchange Commission on October 25, 2013. For a description of the material terms of the Rights Agreement and the rights to be issued pursuant thereto, please refer to “Item 3.03 - Material Modifications to Rights of Security Holders” of this Current Report on Form 8-K, which is incorporated herein by reference.

Security and Loan Agreement

On October 23, 2013, the Company, InspireMD Ltd., the Company’s wholly-owned subsidiary (“Subsidiary”), and Hercules Technology Growth Capital, Inc. (“Hercules”) entered into a Loan and Security Agreement (the “Loan and Security Agreement”), pursuant to which Hercules made a term loan to the Company and Subsidiary in the aggregate amount of $10 million (the “Loan”). The interest on the Loan is determined on a daily basis at a variable rate equal to the greater of either (i) 10.5%, or (ii) the sum of (A) 10.5%, plus (B) the prime rate minus 5.5%. Payments under the Loan and Security Agreement are interest only for 9 months, followed by 30 monthly payments of principal and interest through the scheduled maturity date on February 1, 2017. The Company and Subsidiary’s obligations under the Security and Loan Agreement are secured by a grant of a security interest in all of the Company and Subsidiary’s assets (other than their intellectual property) to Hercules, as more fully described below. In addition, in connection with the Loan and Security Agreement, the Company issued Hercules a warrant to purchase 168,351 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a per share exercise price of $2.97.

In the event any payment due under the Loan and Security Agreement is not paid as scheduled, there will be a 3% penalty on the past due amount. In addition, upon the occurrence and during the continuation of an event of default, as described below, all amounts due under the Loan and Security Agreement, including principal, interest, compounded interest and professional fees, will be subject to the applicable interest rate and an additional 5% penalty. Any prepayments of the Loan will be subject to a penalty of (i) 2%, if the prepayment occurs within 12 months of the Loan being requested by the Company and Subsidiary (the “Advance Date”), (ii) 1%, if the prepayment occurs between 12 and 24 months after the Advance Date, and (iii) 0.5%, if the prepayment occurs more than 24 months after the Advance Date. The Company and Subsidiary will also pay Hercules an aggregate end of term charge of $500,000 when the Loan is paid in full or matures.

The Loan and Security Agreement is subject to a number of events of default, including:

•	failure to make a timely payment due under the Loan and Security Agreement;
•	breach of covenants under the Loan and Security Agreement, of which default shall occur immediately for certain covenants and after twenty days notice of such breaches for all other covenants;
•	occurrence of a Material Adverse Effect (as such term is defined in the Loan and Security Agreement);
•	occurrence of a default under any documents related to the Loan and Security Agreement or any indebtedness of the Company or Subsidiary in excess of $250,000;
•	initiation of a bankruptcy or insolvency proceeding of the Company or Subsidiary; or
•	finding of a judgment against the Company or Subsidiary of at least $1 million.

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Pursuant to the Loan and Security Agreement, the Company and Subsidiary are subject to certain covenants, such as being prohibited from the following actions and activities, among others:

•	incurring additional indebtedness, except for certain permitted indebtedness;
•	incurring any additional liens, except for certain permitted liens;
•	paying dividends or distributions on any equity securities, repurchasing or redeeming any equity securities and entering into with, or repaying on behalf of, any employee, officer or director an agreement for indebtedness in excess of $100,000;
•	transferring a material amount of assets, except for certain permitted transfers;
•	making investments in other parties or entities, except for certain permitted investments; and
•	entering into change of control transactions.

Pursuant to the Loan and Security Agreement, Hercules also has the right to offer the Company and Subsidiary advice on significant matters but neither the Company nor Subsidiary is obligated to implement any advice given by Hercules.

Hercules has the right to invest up to $1 million in any future financing of the Company or Subsidiary that is in the aggregate amount of at least $10 million.

Warrant Agreement

On October 23, 2013, in connection with the Loan and Security Agreement, the Company issued Hercules a warrant to purchase 168,351 shares of Common Stock at a per share exercise price of $2.97 (the “Warrant”). The Warrant is immediately exercisable and has a five year term. The Warrant may also be exercised on a cashless basis. The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations or similar events.

Upon the occurrence of a transaction involving a change of control of the Company in which the consideration is either all cash or securities that are either registered for sale on an exchange or quotation system or otherwise unrestricted, the Warrant, to the extent not previously exercised, may be exchanged, at the holder’s request, for the considereation the holder would have received as if it had exercised the Warrant immediately prior to the change of control. For all other changes of control of the Company, the Warrant will be assumed by the successor or surviving entity with similar rights to the Warrant as if it had been exercised immediately prior to the change of control. The Warrant contains piggyback registration rights for the shares of Common Stock underlying the Warrant.

Security Documents

On October 23, 2013, Subsidiary issued to Hercules a Fixed Charge Debenture and a Floating Charge Debenture (collectively, the “Israeli Security Agreements”) in order to create a security interest in the all assets and property of Subsidiary securing the Company and Subsidiary’s obligations under the Loan and Security Agreement. In addition, on October 23, 2013, the Company entered into a Deposit Account Control Agreement with Hercules and Bank Leumi USA (the “Deposit Account Control Agreement”) in order to perfect Hercules’ security interest in the Company’s bank account. Pursuant to the Loan and Security Agreement, the Israeli Security Agreement and the Deposit Account Control Agreement, the Company’s obligations under the Debentures are secured by a first priority perfected security interest in all of the assets and properties of the Company and Subsidiary, other than the intellectual property of the Company and Subsidiary. In addition, the Company is obligated to enter into an account control agreement for its account with Bank of America Merrill Lynch within 60 days of October 23, 2013.

The foregoing summaries of the Loan and Security Agreement, the Warrant, the Israeli Security Agreements and the Deposit Account Control Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference. The Warrant offered and sold without registration under the Securities Act of 1933, as amended was (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Hercules was an accredited investor (as defined by Rule 501 under the Act) at the time of the transaction.

Item 3.03. Material Modifications to Rights of Security Holders.

On October 22, 2013, the Board declared a dividend distribution to the Company’s stockholders of record at the close of business on November 15, 2013, of one preferred stock purchase right (a “Right”) for each outstanding share of Common Stock that will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at a purchase price of $21.00 per one one-thousandth (1/1,000) of a share, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

Separation and Distribution of Rights; Exercisablility. Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock upon the earlier of:

•	ten (10) business days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the shares of Common Stock then outstanding (subject to certain exceptions discussed below and as set forth in the Rights Agreement) (such person is referred to as an “Acquiring Person”); or

•	ten (10) business days (or some later date as determined by the Board) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning 15% or more of the shares of Common Stock then outstanding (subject to exceptions as set forth in the Rights Agreement).

The date the Rights separate from the Common Stock is referred to as the “Distribution Date.”

Until the Distribution Date, (i) the Rights will be evidenced by and transferred with, and only with, the Common Stock certificates, (ii) new Common Stock certificates issued after November 15, 2013 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

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The Rights are not exercisable until the Distribution Date and will expire at the close of business on October 22, 2014, unless earlier redeemed by the Company as described below.

As soon as practicable after the Distribution Date, Rights certificates will be mailed to the holders of record of Common Stock as of the close of business on the Distribution Date and, after that, the separate Rights certificates will represent the Rights. Except in connection with shares of Common Stock issued or sold pursuant to the exercise of stock options under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities issued by the Company in the future, or as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Flip-in Events. If any person becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than the Acquiring Person and any associate or affiliate thereof) will have the right to receive, upon exercise, Common Stock (or, in some circumstances, cash, property or other securities of the Company) having a value equal to two times the purchase price of the Right. All Rights that are, or (under some circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

For example, at a purchase price of $21.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following a Flip-In Event would entitle its holder to purchase $42.00 worth of Common Stock (or other consideration) for $21.00.

Flip-over events. If any of the following occur, then at any time following a public announcement that a person has become an Acquiring Person, each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of an acquiring company having a value equal to two times the purchase price of the Right:

•	the Company enters into a merger in which the Company is not the surviving corporation;

•	the Company is the surviving corporation in a merger pursuant to which all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

•	more than 50% of the combined assets, cash flow or earning power of the Company and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets, cash flow or earning power by or to subsidiaries of the Company, as specified in the Rights Agreement).

Flip-in Events and Flip-over Events are referred to collectively as “Triggering Events.”

Anti-dilution Adjustments; Fractional Shares. The applicable purchase price payable, the number of shares of Preferred Stock or other securities or property issuable upon the exercise of the Rights, and the number of applicable Rights outstanding are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, Preferred Stock;

•	if the holders of Preferred Stock are granted rights, options or warrants to subscribe for the applicable Preferred Stock or securities convertible into the applicable Preferred Stock at less than the current market price of the applicable Preferred Stock; or

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•	upon the distribution to holders of Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock) or subscription rights or warrants (other than those referred to in the bullet point immediately above).

The number of outstanding Rights is also subject to adjustment in the event of a stock dividend on, or a subdivision or combination of Common Stock. With some exceptions, no adjustment in the purchase price relating to a Right will be required until cumulative adjustments amount to at least one percent (1%) of the purchase price relating to the Right.

No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) and, in lieu of the issuance of fractional shares, the Company may make an adjustment in cash based on the market price of the Preferred Stock on the trading date immediately prior to the date of exercise.

Exchange of the Rights. At any time after a person becomes an Acquiring Person and prior to the acquisition by a person or group of 50% or more of the shares of Common Stock then outstanding, the Board may, without payment of the purchase price by the holder, exchange the Rights, in whole or in part, at a ratio of one Right (other than the Rights owned by the Acquiring Person or group, which will become void) for one share of Common Stock, subject to adjustment.

Redemption of the Rights. At any time until a person has become an Acquiring Person, the Company may redeem all, but not less than all, of the Rights at a price of $0.001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board and subject to adjustment). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of these Rights will be to receive the $0.001 redemption price.

No Rights as Stockholder. Until a Right is exercised, the holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Rights Agreement. Any of the provisions of the Rights Agreement may be amended by the Board at any time before a person becomes an Acquiring Person. At any time after a person becomes an Acquiring Person, the provisions of the Rights Agreement may be amended by the Board only if the amendment does not adversely affect the interest of holders of Rights (excluding the interest of any Acquiring Person) or cause the Rights to become redeemable again.

Certain Anti-takeover Effects. The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company, in a manner or on terms not approved by the Board. Takeover attempts frequently include coercive tactics to deprive the Board and its stockholders of a full opportunity to evaluate an offer in light of the long term prospects of the Company. The Rights have been declared by the Board in order to deter such tactics.

The Rights are not intended to prevent all takeovers of the Company and will not do so. Since, subject to the restrictions described above, the Company may redeem the Rights prior to the Distribution Date, the Rights should not interfere with any merger or business combination approved by the Board.

The Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Board, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

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Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement referenced in “Item 1.01 – Entry Into a Material Definitive Agreement” and “Item 3.03 - Material Modifications to Rights of Security Holders” above, the Board of Directors approved a Certificate of Designation, Preferences and Rights of Series A Preferred Stock (the “Certificate of Designation”) classifying and designating the Series A Preferred Stock. The Certificate of Designation was filed with the Secretary of State of the State of Delaware, and became effective October 25, 2013. The Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in “Item 3.03 - Material Modifications to Rights of Security Holders” is incorporated herein by reference.

Item 8.01 Other Events.

On October 23, 2013, the Company issued a press release that the representatives of the Company will ring the Opening Bell at the New York Stock Exchange on Thursday, October 24, 2013 at 9:30 a.m. ET. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 24, 2013, the Company issued a press release announcing that the Company has adopted the Rights Agreement and entered into the Loan and Security Agreement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on October 24, 2013, the Company issued a press release announcing that the Company filed a $75 million shelf registration statement on Form S-3 with the Securities and Exchange Commission, that included a prospectus to sell, of the $75 million of securities being registered, up to an aggregate of $40 million of Common Stock through an "at-the-market" offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock.

4.1	Rights Agreement dated as of October 22, 2013 between InspireMD, Inc. and Action Stock Transfer Corporation, as Rights Agent, including exhibits thereto, filed as an exhibit to the Company’s Registration Statement on Form 8-A filed on the same date as this Current Report on Form 8-K is being filed, which exhibit is incorporated herein by reference.

10.1	Loan and Security Agreement, dated October 23, 2013, by and among InspireMD, Inc., Inspire M.D Ltd and Hercules Technology Growth Capital, Inc.

10.2	Fixed Charge Debenture, dated October 23, 2013, by and among InspireMD, Inc., Inspire M.D Ltd and Hercules Technology Growth Capital, Inc.

10.3	Floating Charge Debenture, dated October 23, 2013, by and among InspireMD, Inc., Inspire M.D Ltd and Hercules Technology Growth Capital, Inc.

10.4	Warrant Agreement, dated October 23, 2013, by and between InspireMD, Inc. and Hercules Technology Growth Capital, Inc.

10.5	Deposit Account Control Agreement, dated April 5, 2012, among InspireMD, Inc., Hercules Technology Growth Capital, Inc. and Bank Leumi USA.

99.1	Press Release dated October 23, 2013.

99.2	Press Release dated October 24, 2013.

99.3	Press Release dated October 24, 2013.

* * * * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: October 25, 2013
	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

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